SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549
                                 ____________________

                          Post-Effective Amendment No. 1 to
                                      FORM S-3
                                REGISTRATION STATEMENT
                                         Under
                              THE SECURITIES ACT OF 1933
                                  ____________________
                                 Southwest Airlines Co.
                 (Exact name of registrant as specified in its charter)



            Texas                                   74-1563240
(State or other jurisdiction of          (I.R.S. Employer Identification No.)
incorporation or organization)

   2702 Love Field Drive                          Gary C. Kelly
       P.O. Box 36611                        Vice President-Finance and
 Dallas, Texas 75235-161                       Chief Financial Officer
     (214) 792-4000                             Southwest Airlines Co.
                                                2702 Love Field Drive
(Address, including zip code and                   P.O. Box 36611
  telephone number, including                 Dallas, Texas 75235-1611
   area code, of registrant's                      (214) 792-4363
  principal executive offices)
                                            (Name, address, including zip
                                               code and telephone number,
                                             including area code, of agent
                                                      for service)

                                    Copies to:
                                 Deborah Ackerman
                            Associate General Counsel
                              Southwest Airlines Co.
                              2702 Love Field Drive
                                  P.O. Box 36611
                             Dallas, Texas 75235-1611
                                   214/792-4665



   This Post-Effective Amendment is being filed for the purpose of removing from registration all remaining shares of registrant's Common Stock which were not sold pursuant to Registration Statement No. 33-52155 prior to March 15, 1997.


                                    SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Dallas, State of Texas on March 17, 1997.

                                                 SOUTHWEST AIRLINES CO.


                                                 By  /s/ Gary C. Kelly
                                                     Gary C. Kelly
                                                     Vice President-Finance,
                                                     Chief Financial Officer

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 17, 1997.

    Signature                                     Capacity

        *                                Chairman of the Board of Directors,
Herbert D. Kelleher                      President and Chief Executive Officer

                                         Vice President-Finance
/s/ Gary C. Kelly                        (Chief Financial and Accounting
Gary C. Kelly                             Officer)

        *                                Director
Samuel E. Barshop

        *                                Director
Gene H. Bishop

        *                                Director
William P. Hobby

        *                                Director
Travis C. Johnson

        *                                Director
R. W. King

                                         Director
C. Webb Crockett

        *                                Director
Walter M. Mischer, Sr.

                                         Director
June M. Morris

*By: /s/ Gary C. Kelly
    Gary C. Kelly
    Attorney-in-Fact